Exhibit 10.1

FOURTH AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Fourth Amendment”), dated as of February 17, 2016, amends that certain Amended and Restated Credit Agreement, dated as of June 12, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated December 20, 2013, a Consent to Reporting Extension dated as of July 23, 2015, a Second Amendment to Amended and Restated Credit Agreement dated as of August 21, 2015, a Consent to Additional Reporting Extension dated as of October 23, 2015, and a Third Amendment to Amended and Restated Credit Agreement dated as of December 28, 2015 (as so amended, the “Credit Agreement”), by and among ADVANCED DRAINAGE SYSTEMS, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement) PARTY THERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended the time for the delivery of (i) the audited financial statements of the Borrower for the fiscal year ended March 31, 2015, certified by independent certified public accountants in accordance with Section 8.3.2 [Annual Financial Statements] of the Credit Agreement (the “2015 Audited Financial Statements”), and (ii) the financial statements of the Borrower for the fiscal quarter ended June 30, 2015, (the “Q1 Quarterly Financial Statements”) and the financial statements of the Borrower for the fiscal quarter ended September 30, 2015 (the “Q2 Quarterly Financial Statements”), each to be delivered in accordance with Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement.

WHEREAS, the Borrower and the Guarantors have requested (i) that the Lenders provide an additional extension of time for the delivery of the 2015 Audited Financial Statements, the Q1 Quarterly Financial Statements and the Q2 Quarterly Financial Statements, and (ii) that the Lenders provide an extension of time for the delivery of the financial statements of the Borrower for the fiscal quarter ended December 31, 2015, (the “Q3 Quarterly Financial Statements).

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Amendments to Credit Agreement.

The following new definitions are hereby inserted in Section 1.1 [Certain Definitions] of the Credit Agreement in alphabetical order:

“Fourth Amendment shall mean the Fourth Amendment to Amended and Restated Credit Agreement, dated as of February 17, 2016.”

“Fourth Amendment Effective Date shall mean the date upon which the Fourth Amendment became effective pursuant to its terms.”

3. Extension of Financial Reporting. In accordance with Section 11.1 [Modifications, Amendments or Waivers] of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the delivery by the Borrower of the 2015 Audited Financial Statements, the Q1 Quarterly Financial Statements, the Q2 Quarterly Financial Statements and the Q3 Quarterly Financial Statements on or prior to April 1, 2016. If the Borrower fails to deliver the 2015 Audited Financial Statements, the Q1 Quarterly Financial Statements, the Q2 Quarterly Financial Statements and the Q3 Quarterly Financial Statements to the Administrative Agent on or before 11:59 P.M. (Pittsburgh, Pennsylvania time) on April 1, 2016, such default shall constitute an Event of Default without regard to any grace period otherwise provided with respect violations of Section 9.1.4 of the Credit Agreement. The Administrative Agent and the Lenders hereby waive any Potential Default (including a Potential Default of Section 8.3.4.1 relating to required certification) resulting from the Loan Parties’ non-compliance with the provisions of the Credit Agreement with respect to the foregoing. The consents of the Lenders described in this paragraph are limited to the specific covenants referenced and do not constitute a consent to the waiver of any other covenant or provision of the Credit Agreement or any other Loan Document, nor do such consents indicate any agreement on the part of the Lenders to grant any such consent in the future.

4. Consent. On May 6, 2015, the Borrower declared a cash dividend of $0.0195 per share for payment to the ESOP with respect to the preferred shares of the Borrower held in the ESOP (the “ESOP Dividend”). The declaration of the dividend to the ESOP subsequently was not permitted by Section 8.2.5 [Capital Distributions] of the Credit Agreement as a result of the existence of a Potential Default. The Borrower has requested the consent of the Administrative Agent and Lenders to the ESOP Dividend. In accordance with Section 11.1 [Modifications, Amendments or Waivers] of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the ESOP Dividend. The Administrative Agent and the Lenders hereby waive any Potential Default or Event of Default resulting from the Loan Parties’ non-compliance with the provisions of the Credit Agreement with respect to the foregoing. The consents of the Lenders described in this paragraph are limited to the specific covenants and dividend referenced and do not constitute a consent to the waiver of any other covenant or provision of the Credit Agreement or any other Loan Document, nor do such consents indicate any agreement on the part of the Lenders to grant any such consent in the future.

5. Amendment Fee. The Borrower hereby agrees to pay a fee in the amount of $15,000 to each Lender which has executed and delivered this Fourth Amendment to the Administrative Agent on or before 5:00 p.m. Eastern time on February 19, 2016, which fee shall be deemed to be earned on the Fourth Amendment Effective Date.

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6. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Fourth Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the “Fourth Amendment Effective Date”):

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Fourth Amendment;

(b) The Senior Noteholders (2010) under the Amended and Restated Private Shelf Agreement for the Borrower’s 5.60% Senior Series A Secured Notes due September 24, 2018 and 4.05% Senior Series B Secured Notes due September 24, 2019 have executed and delivered an amendment to such Amended and Restated Private Shelf Agreement between such Senior Noteholders (2010) and the Borrower pursuant to which such Amended and Restated Private Shelf Agreement is amended to be consistent with the amendments of the Credit Agreement as set forth in this Fourth Amendment;

(c) The Borrower shall have paid the amendment fee set forth in Section 5 of this Fourth Amendment to the Administrative Agent for further payment to the Lenders who have executed and delivered this Fourth Amendment on or before the Fourth Amendment Effective Date. The Borrower also shall have an obligation to pay the amendment fee set forth in Section 5 to each other Lender entitled to receive the amendment fee in accordance with Section 5 and which has not been paid the amendment fee on the Fourth Amendment Effective Date; provided however, that payment to such other Lenders shall not be a condition precedent to the effectiveness of this Fourth Amendment. Such additional amendment fees shall be paid to the Administrative Agent for payment to such Lenders no later than February 19, 2016;

(d) The Borrower and each Guarantor, by its execution and delivery of this Fourth Amendment, shall have and be deemed to have certified to the Administrative Agent and the Lenders that the certificates dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Borrower or such Guarantor, as applicable, on behalf of itself and the Guarantors, remain true, correct and complete on and as of the Fourth Amendment Effective Date, other than, with respect to the Secretary’s Certificate for the Borrower, such Secretary’s Certificate is hereby incorporated into this Amendment by this reference and revised by amending Mark B. Sturgeon’s officer title in each instance from “Secretary, Executive Vice President, Treasurer and Chief Financial officer” to “Executive Vice President”;

(e) Since March 31, 2015, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(f) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Fourth Amendment;

(g) The Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, reasonable attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

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(h) All legal details and proceedings to be consummated and/or otherwise completed as of the Fourth Amendment Effective Date in connection with the transactions contemplated by this Fourth Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

7. Incorporation into Credit Agreement. This Fourth Amendment shall be incorporated into the Credit Agreement by this reference.

8. Full Force and Effect. Except as expressly modified by this Fourth Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

9. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Fourth Amendment and all other documents or instruments to be delivered in connection herewith.

10. Counterparts. This Fourth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

11. Entire Agreement. This Fourth Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Fourth Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

12. Governing Law. This Fourth Amendment shall be deemed to be a contract under the laws of the State of Ohio, U.S.A. and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, U.S.A. without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fourth Amendment as of the day and year first above written.

BORROWER:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Executive Vice President

GUARANTORS:

STORMTECH LLC

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Secretary and Treasurer

HANCOR HOLDING CORPORATION

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Secretary and Treasurer

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ George M. Gevas
Name:	George M. Gevas
Title:	Senior Vice President

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Co-Documentation Agent

By:	/s/ Michael E. Miller
Name:	Michael E. Miller
Title:	Vice President

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL

By:	/s/ John Dillon
Name:	John Dillon
Title:	Director

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, individually and as Co- Syndication Agent

By:	/s/ William J. Whitley
Name:	William J. Whitley
Title:	Senior Vice President

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.

By:	/s/ Evan Bing
Name:	Evan Bing
Title:	Vice President

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agent

By:	/s/ Erik Barragan
Name:	Erik Barragan
Title:	Authorized Officer

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY

By:	/s/ Michael Fornal
Name:	Michael Fornal
Title:	Vice President

[SIGNATURE PAGE - FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President